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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               ------------

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


                     DATE OF REPORT: OCTOBER 14, 1998

               SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)

      0-12771                                       95-3630868
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

               10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                               (619) 546-6000
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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                                       FORM 8-K

ITEM 5.   OTHER EVENTS.

     On October 9, 1998 the Board of Directors established the price of the Class A Common Stock of the Registrant at $58.87. Pursuant to the
Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to five times the price of the Class A Common Stock.

     The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.


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

                                                                                         "W" OR          PRICE          PRICE
                                            "E" OR        "W1" OR                      WEIGHTED      PER SHARE      PER SHARE
                             MARKET   STOCKHOLDERS         SHARES         "P" OR    AVG. SHARES     OF CLASS A     OF CLASS B
DATE                         FACTOR      EQUITY(1) OUTSTANDING(2)    EARNINGS(3) OUTSTANDING(4)   COMMON STOCK   COMMON STOCK
----                         ------   ------------ --------------    ----------- --------------   ------------   ------------

July 11, 1997...............   2.70    559,284,000     53,556,198     67,459,000     52,695,291         $30.01        $150.05
October 10, 1997............   3.20    583,211,000     54,369,492     70,701,000     53,229,203         $34.78        $173.90
January 9, 1998.............   3.60    663,811,000     55,148,817     71,804,000     53,993,996         $39.13        $195.65
April 10, 1998..............   3.90    754,778,000     57,511,742     84,794,000     54,889,045         $47.22        $236.10
July 10, 1998...............   3.90    889,231,000     60,638,881    101,956,000     55,934,116         $54.90        $274.50
October 9, 1998.............   3.70    935,179,000     61,495,949    119,728,000     57,423,808         $58.87        $294.35

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(1)  "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of that fiscal quarter.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
(Registrant)                       SCIENCE APPLICATIONS
                                   INTERNATIONAL CORPORATION


Date: October 14, 1998             By:  /s/ Douglas E. Scott
                                      -----------------------
                                        Douglas E. Scott
                                   Its: Senior Vice President
                                        and General Counsel
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